SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 6, 2001


                             WATTS INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)


           DELAWARE                   0-14787                  04-2916536
(State or other jurisdiction   (Commission file number)      (IRS employer
      of incorporation)                                    identification no.)

                               815 CHESTNUT STREET
                       NORTH ANDOVER, MASSACHUSETTS 01845
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (978) 688-1811
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ITEM 5 - OTHER EVENTS

      On February 6, 2001, the Registrant issued a press release announcing their fourth quarter and full year earnings and certain developments in the James Jones case (Los Angeles Department of Water and Power, ex rel. Nora Amenta v. James Jones Company, et al). The Registrant offered the City of Los Angeles Department of Water and Power ("DWP") a settlement, which the DWP has indicated that they view favorably and intend to seek approval for its acceptance. A copy of the press release is attached as an Exhibit to this report on Form 8-K and is incorporated herein by reference in its entirety.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits

            Exhibit 99.1 - Press release of Watts Industries, Inc. dated February 6, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 6, 2001                    By: /s/ William C. McCartney
                                          ------------------------------
                                          William C. McCartney
                                          Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1          Press release of Watts Industries, Inc. dated February 6, 2001